UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Per Share Par Value	CNTY	Nasdaq Capital Market, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K/A of Century Casinos, Inc. (the “Company”), filed on February 18, 2020 (the “Original Form 8-K/A”). Following the filing of the Original Form 8-K/A, the Registrant discovered that certain financial statements in Exhibit 99.1 were inadvertently omitted. The Registrant is amending the Original Form 8-K/A solely to include the omitted financial statements in a revised Exhibit 99.1 and a consent of the independent registered accounting firm that prepared the financial statements in Exhibit 23.1. No other changes have been made to the Original Form 8-K/A in this Form 8-K/A, and the original Form 8-K/A has not been updated in any respect.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of Mountaineer Park, Inc., IOC-Cape Girardeau, LLC and IOC-Caruthersville, LLC as of and for the nine months ended September 30, 2019 and the year ended December 31, 2018 are filed as Exhibit 99.1 and are herein incorporated by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited Financial Statements of Mountaineer Park, Inc., IOC-Cape Girardeau, LLC and IOC-Caruthersville, LLC as of and for the nine months ended September 30, 2019 and the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: July 20, 2020

By: /s/ Margaret Stapleton

Margaret Stapleton

Chief Financial Officer